                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 15, 1996
                                  ------------
                Date of Report (Date of earliest event reported)

                            PRIMEENERGY CORPORATION
                            -----------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

       0-7406                                                84-0637348
       ------                                                ----------
(Commission File Number)                            (IRS Employer Identification
                                                               Number)

                ONE LANDMARK SQUARE, STAMFORD, CONNECTICUT 06901
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (203) 358-5700
                                 --------------
                        (Registrant's telephone number)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On May 15, 1996, PrimeEnergy Corporation ("PrimeEnergy" or the "Registrant") completed the acquisition of certain oil and gas properties and other assets previously held by Saratoga Resources, Inc., a Delaware corporation ("Saratoga") and its subsidiaries. The acquisition was made from the lender of Saratoga, Internationale Nederlander (U.S.) Capital Corporation, a Delaware corporation ("ING") following foreclosure of such properties by ING and with the consent of Saratoga. Such acquisition was made pursuant to that certain Purchase and Sale Agreement dated as of May 7, 1996, by and between ING and PrimeEnergy (the "Purchase Agreement"), a copy of which is filed herewith as Exhibit 10.19. In furtherance thereof, subsidiaries of Saratoga, Saratoga Resources, Inc., a Texas corporation, Lobo Energy, Inc., a Texas corporation and Lobo Operating, Inc., a Texas corporation, delivered to PrimeEnergy that certain Assignment, Conveyance and Bill of Sale (the "Saratoga Assignment"), a copy of which is filed herewith as Exhibit 10.20. The aggregate consideration paid by PrimeEnergy for the purchased assets was the cash sum of $7,180,000, subject to adjustments made in connection with the allocation of revenues and expenses among the parties as a result the deemed effective date for production of oil and gas as of January 1, 1996. The purchased assets include various producing oil and gas interests in about 145 producing oil and gas wells located primarily along the Texas Gulf Coast, certain receivables, bank accounts, and related operating assets and properties. Such oil and gas interests are described in the Purchase Agreement. About 132 of such oil and gas wells were operated by Saratoga and it is anticipated that PrimeEnergy will succeed as operator of those properties.

         The consideration and terms for the acquisition of the purchased interests were reached by arms's length negotiations between PrimeEnergy, Saratoga and ING, and based upon an evaluation of the properties, operational costs, analyses of future oil and gas production, development obligations with respect to the properties and similar relevant factors. There was, and is, no material relationship between Saratoga and/or ING and PrimeEnergy or any affiliate of PrimeEnergy, or any Director or officer of PrimeEnergy or any associate of any such Director or officer.

         The funds used by PrimeEnergy in this acquisition were provided by the existing Credit Agreement between PrimeEnergy and Bank One, Texas, National Association and Den norske Bank AS.

ITEM 6. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial statements of businesses acquired:
                 None

         (b)     Pro forma financial information:

                 The required pro forma financial information will be filed by amendment to this Form 8-K under cover of Form 8, on or before July 29, 1996.

         (c)     Exhibits.

         Exhibit No.                           Exhibit
         ----------                            -------
           10.19          Purchase and Sale Agreement dated as of May 7, 1996,
                          by and between Internationale Nederlander (U.S.)
                          Capital Corporation and PrimeEnergy Corporation

           10.20 Assignment, Conveyance and Bill of Sale dated as of May 7, 1996, by Saratoga Resources, Inc., a Texas corporation, et al, to PrimeEnergy Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   PrimeEnergy Corporation

Date: May 29, 1996
                                                   By: /s/ Beverly A. Cummings
                                                       -------------------------
                                                       Beverly A. Cummings
                                                       Executive Vice President

                               Index to Exhibits

Exhibit No.                               Exhibit
- ----------                                -------
  10.19          Purchase and Sale Agreement dated as of May 7, 1996, by and between Internationale Nederlander (U.S.) Capital Corporation
                 and PrimeEnergy Corporation

  10.20          Assignment, Conveyance and Bill of Sale dated as of May 7,
                 1996, by Saratoga Resources, Inc., a Texas corporation, et al., to PrimeEnergy Corporation